Exhibit 10.5

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION").

AMENDMENT TO THE
LICENSE AGREEMENT
DATED AS OF APRIL 10, 2006

Amendment (“Amendment”) dated as of December 4, 2007, by and among New York Mercantile Exchange, Inc. (“NYMEX”); United States Oil Fund, LP (“USOF”); United States Natural Gas Fund, LP (“USNG”); United States Gasoline Fund, LP (“USGF”); United States Heating Oil Fund, LP (“USHO”); Victoria Bay Asset Management, LLC (“Victoria Bay”) (NYMEX, USOF, USNG, USGF, USHO and Victoria Bay, collectively, the “Original Parties”); United States 12 Month Oil Fund, LP (“US12OF”); and United States 12 Month Natural Gas Fund, LP (“US12NG”) (US12OF and US12NG, the “New Parties”).

WHEREAS, the Original Parties are parties to that certain License Agreement entered into as of April 10, 2006 (the “Agreement”); and

WHEREAS, the Original Parties hereby agree to amend the Agreement by this Amendment and to add the New Parties as parties to the Agreement as amended by this Amendment;

WHEREAS, the New Parties wish to become parties to the Agreement as amended by this Amendment;

NOW, THEREFORE, the Original Parties and the New Parties hereto agree as follows:

1.            Amendment of the Agreement.

(a)            The introductory paragraph of the Agreement is hereby amended to read as follows:

This License Agreement (“Agreement”) is entered into as of April 10, 2006 (“Effective Date”), by and between New York Mercantile Exchange, Inc., a Delaware corporation located at One North End Avenue, World Financial Center, New York, New York 10282-1101 (“Licensor”); United States Oil Fund, LP (“USOF”), a Delaware limited partnership located at 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502; United States Natural Gas Fund, LP (“USNG”), a Delaware limited partnership located at 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502; United States Gasoline Fund, LP (“USGF”), a Delaware limited partnership located at 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502; United States Heating Oil Fund, LP (“USHO”), a Delaware limited partnership located at 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502; United States 12 Month Oil Fund, LP (“US12OF”), a Delaware limited partnership located at 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502; United States 12 Month Natural Gas Fund, LP (“US12NG”), a Delaware limited partnership located at 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502; and Victoria Bay Asset Management, LLC ( “Victoria Bay”), a Delaware limited liability company located at 1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502 (USOF, USNG, USGF, USHO, US12OF and US12NG and Victoria Bay, collectively, the “Licensees”) (Licensees and Licensor, collectively, the “Parties”).

(b)            The second “Whereas” clause in the Agreement is hereby amended to read as follows:

WHEREAS, USOF, USNG, USGF, USHO, US12OF, US12NG, and Victoria Bay, the general partner of each of USOF, USNG, USGF, USHO, US12OF and US12NG, seek to enter into a license agreement with Licensor in connection with which USOF, USNG, USGF, USHO, US12OF and US12NG would obtain from Licensor a non-exclusive license to use certain of Licensor’s settlement prices and service marks pursuant to the terms of such license agreement and Licensor would provide USOF, USNG, USGF, USHO, US12OF and US12NG with a limited, worldwide, non-exclusive, non-transferable license to use such settlement prices and service marks on the terms and conditions set forth in such license agreement; and

(c)            The following definitions in “1. Definitions” in the Agreement is hereby amended to read as follows:

1.2            “Face Amount” shall mean, as to each type of Securities (i.e., the Crude Oil Securities, the Natural Gas Securities, the Gasoline Securities, the Heating Oil Securities, the 12 Month Crude Oil Securities, and the 12 Month Natural Gas Securities, as defined in Paragraph 1.13 herein), the multiplicative product of the factors (x) and (y) calculated as described below on each day that such type of Securities was traded on the American Stock Exchange (or such other stock exchange on which the Securities are currently traded) during the Payment Quarter:  (x) the number of that type of Securities outstanding on each such day, multiplied by (y) the net asset value of each of the Securities of that type, calculated for such day as described in the Prospectus for that type of Securities.

1.4            “Licensees” shall mean United States Oil Fund, LP, United States Natural Gas Fund, LP, United States Gasoline Fund, LP, United States Heating Oil Fund, LP, United States 12 Month Oil Fund, LP, United States 12 Month Natural Gas Fund, LP, and Victoria Bay Asset Management, LLC.

1.6            “Market Data” shall mean, with respect to:

(1) USOF, USNG, USGF, and USHO, the settlement prices (on a rolling basis) for the front (or spot) month, and the three months immediately thereafter for each of the futures contracts listed on Exhibit A;

(2) US12OF, the settlement prices (on a rolling basis) for the front (or spot) month, and the thirteen months immediately thereafter for the Light Sweet Crude Oil futures contract listed on Exhibit A; and

(3) US12NG, the settlement prices (on a rolling basis) for the front (or spot) month, and the thirteen months immediately thereafter for the Natural Gas futures contract listed on Exhibit A.

1.12            “Prospectus” shall mean (a) the prospectuses, and any amendments thereto, contained in the Registration Statement filed with the Securities and Exchange Commission on May 16, 2005, File Number 333-124950, by USOF and used in connection with the offering and sale of the Crude Oil Securities (as defined in Paragraph 1.13 herein), (b) the prospectuses, and any amendments thereto, contained in the Registration Statement filed with the Securities and Exchange Commission on October 6, 2006, File Number 333-137871, by USNG and used in connection with the offering and sale of the Natural Gas Securities (as defined in Paragraph 1.13 herein), (c) the prospectuses, and any amendments thereto, contained in the Registration Statement filed with the Securities and Exchange Commission on April 18, 2007, File Number 333-142206, by USGF and used in connection with the offering and sale of the Gasoline Securities (as defined in Paragraph 1.13 herein), (d) the prospectuses, and any amendments thereto, contained in the Registration Statement filed with the Securities and Exchange Commission on April 19, 2007, File Number 333-142211, by USHO and used in connection with the offering and sale of the Heating Oil Securities (as defined in Paragraph 1.13 herein), (e) the prospectuses, and any amendments thereto, contained in the Registration Statement filed with the Securities and Exchange Commission on November 16, 2007, File Number 333-144348, by US12OF and used in connection with the offering and sale of the 12 Month Crude Oil Securities (as defined in Paragraph 1.13 herein), and (f) the prospectuses, and any amendments thereto, contained in the Registration Statement filed with the Securities and Exchange Commission on July 6, 2007, File Number 333-144409, by US12NG and used in connection with the offering and sale of the 12 Month Natural Gas Securities (as defined in Paragraph 1.13 herein), and the definition of “Prospectus” shall include the final version of each such prospectus, and/or each prospectus supplement, on and after its date.  Licensees represent that the description of the Market Data in each final prospectus, and/or prospectus supplement, will not deviate from the descriptions of the Market Data in the relevant Registration Statement described in this Agreement.

1.13            “Securities” shall mean the units of partnership interest, issued by one or more of Licensees as described in the Prospectus.  There are or will be six types of Securities: (i) that type of Securities, whose investment objective is to have changes in percentage terms of the unit’s net asset value reflect the changes in percentage terms of the settlement price for the near month’s or the next month’s futures contract for light, sweet crude oil (for delivery in Cushing, Oklahoma), as traded on NYMEX’s exchange (the “Crude Oil Securities”), (ii) that type of Securities, whose investment objective is to have changes in percentage terms of the unit’s net asset value reflect the changes in percentage terms of the settlement price for the near month’s or next month’s futures contract for natural gas (for delivery in the Henry Hub in Louisiana), as traded on NYMEX’s exchange (the “Natural Gas Securities”), (iii) that type of Securities, whose investment objective is to have changes in percentage terms of the unit’s net asset value reflect the changes in percentage terms of  the settlement price for the near month’s or next month’s futures contract for Reformulated Gasoline Blendstock for Oxygen Blending (RBOB) (for delivery in New York harbor), as traded on NYMEX’s exchange (the “Gasoline Securities”), (iv) that type of Securities, whose investment objective is to have changes in percentage terms of the unit’s net asset value reflect the changes in percentage terms of the settlement price for the near month’s or the next month’s futures contract for heating oil (for delivery in New York harbor), as traded on NYMEX’s exchange (the “Heating Oil Securities”), (v) that type of Securities, whose investment objective is to have changes in percentage terms of the unit’s net asset value reflect the average of the changes in percentage terms of the settlement price for the near month’s or the next month’s futures contracts and the following eleven months’ futures contracts for light, sweet crude oil (for delivery in Cushing, Oklahoma), as traded on NYMEX’s exchange (the “12 Month Crude Oil Securities”) and (vi)  that type of Securities, whose investment objective is to have changes in percentage terms of the unit’s net asset value reflect the average of the changes in percentage terms of the settlement price for the near month’s or the next months’ futures contracts and the following eleven months’ futures contract for natural gas (for delivery in the Henry Hub in Louisiana), as traded on NYMEX’s exchange (the “12 Month Natural Gas Securities”).

1.16            “Total Face Amount” shall mean the total of the Face Amounts of all types of Securities (i.e., the Crude Oil Securities, Natural Gas Securities, Gasoline Securities, Heating Oil Securities, 12 Month Crude Oil Securities, and 12 Month Natural Gas Securities) for the Payment Quarter.

(d)            Exhibit B to the Agreement is hereby amended so as to be in the form of Attachment A hereto.

(e)            Exhibit C to the Agreement is hereby amended so as to be in the form of Attachment B hereto.

2.	Representations. Each party represents to the other party that:-

(a)            Status.  It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

(b)            Powers.  It has the power to execute and deliver this Amendment and to perform its obligations under this Amendment and has taken all necessary action to authorize such execution, delivery and performance;

(c)            No Violation or Conflict.  Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

(d)            Consents.  All governmental and other consents that are required to have been obtained by it with respect to this Amendment have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(e)            Obligations Binding.  Its obligations under this Amendment constitute its legal, valid and binding obligations, enforceable in accordance with its respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

3.            Rights and Obligations of the New Parties, USOF, USNG, USGF and USHO.

The New Parties have all rights, and undertake and have all obligations, of the Licensees (as defined in the Agreement, as amended by this Amendment) under the Agreement as amended by this Amendment. USOF, USNG, USGF, and USHO have all rights, and undertake and have all obligations, of the Licensees (as defined in the Agreement, as amended by this Amendment) under the Agreement as amended by this Amendment.

4.            Miscellaneous.

(a)            Except as specifically modified herein, the Agreement remains unchanged and is, and shall remain, in full force and effect. If any provision of this Amendment conflicts with any provision of the Agreement, the applicable provision of this Amendment shall prevail.

(b)            Entire Agreement.  This Amendment constitutes the entire agreement and understanding of the parties with respect to this Amendment’s subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

(c)            Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if signatures thereto and hereto were upon the same instrument.

(d)            Headings.  The headings used in this Amendment are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Amendment.

(e)            Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date set forth above.

NEW YORK MERCANTILE EXCHANGE, INC.

By:	/s/ James Newsome
	Name:	James Newsome
	Title:	President

UNITED STATES OIL FUND, LP

By:	Victoria Bay Asset Management, LLC, General Partner

By:	/s/ Nicholas Gerber
	Name:	Nicholas Gerber
	Title:	Managing Member of Victoria Bay Asset Management, LLC

UNITED STATES NATURAL GAS FUND, LP

By:	Victoria Bay Asset Management, LLC, General Partner

By:	/s/ Nicholas Gerber
	Name:	Nicholas Gerber
	Title:	Managing Member of Victoria Bay Asset Management, LLC

VICTORIA BAY ASSET MANAGEMENT, LLC

By:	/s/ Nicholas Gerber
	Name:	Nicholas Gerber
	Title:	Managing Member

UNITED STATES GASOLINE FUND, LP

By:	Victoria Bay Asset Management, LLC, General Partner

By:	/s/ Nicholas Gerber
	Name:	Nicholas Gerber
	Title:	Managing Member of Victoria Bay Asset Management, LLC

UNITED STATES HEATING OIL FUND, LP

By:	Victoria Bay Asset Management, LLC, General Partner

By:	/s/ Nicholas Gerber
	Name:	Nicholas Gerber
	Title:	Managing Member of Victoria Bay Asset Management, LLC

UNITED STATES 12 MONTH OIL FUND, LP

By:	Victoria Bay Asset Management, LLC, General Partner

By:	/s/ Nicholas Gerber
	Name:	Nicholas Gerber
	Title:	Managing Member of Victoria Bay Asset Management, LLC

UNITED STATES 12 MONTH NATURAL GAS FUND, LP

By:	Victoria Bay Asset Management, LLC, General Partner

By:	/s/ Nicholas Gerber
	Name:	Nicholas Gerber
	Title:	Managing Member of Victoria Bay Asset Management, LLC

Attachment A
EXHIBIT B

SAMPLE COVER PAGE TO PAYMENT REPORT

[Date]

Re:
License Fee from Victoria Bay Asset Management, LLC, United States Oil Fund, LP, United States Natural Gas Fund, LP, United States Gasoline Fund, LP, United States Heating Oil Fund, LP, United States 12 Month Oil Fund, LP, and United States 12 Month Natural Gas Fund, LP covering the quarter beginning _______________ to ______________.

The daily Face Amount for each type of Securities (i.e., Crude Oil Securities, Natural Gas Securities, Gasoline Securities, Heating Oil Securities, 12 Month Crude Oil Securities, and 12 Month Natural Gas Securities) was calculated for each day as follows: the number of that type of Securities outstanding on that day X the net asset value of each of that type of Securities.

The License Fee for this quarter was calculated as the sum of daily calculated License Fees according to the following formula:  daily License Fee = [(Total Face Amount up to and including $1 billion X [** THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.**]) ÷ 365] + [(Total Face Amount over $1 billion X [** THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.**]) ÷ 365].  On days that the Securities were not traded, the Total Face Amounts for the respective License Fees were those determined on the previous day on which the Securities were traded.  In the event that either (x) the Effective Date was not the first day of a Payment Quarter or (y) the Termination Date was not the last day of a Payment Quarter, then the payment for the relevant Payment Quarter was calculated based on the actual days in the Payment Quarter.

The License Fee due to NYMEX from Victoria Bay Asset Management, LLC, United States Oil Fund, LP, United States Natural Gas Fund, LP, United States Gasoline Fund, LP, United States Heating Oil Fund, LP, United States 12 Month Oil Fund, LP, and United States 12 Month Natural Gas Fund, LP for this quarter is $ [numerical amount].  [Please invoice the Victoria Bay Asset Management, LLC Finance Department for this amount.]

EXHIBIT C

Sample Securities Report

A Date	B Number of Crude Oil Securities Outstanding	C Net Asset Value of Each Security	D Product of B Multiplied by C

A Date	B Number of Natural Gas Securities Outstanding	C Net Asset Value of Each Security	D Product of B Multiplied by C

A Date	B Number of Gasoline Securities Outstanding	C Net Asset Value of Each Security	D Product of B Multiplied by C

A Date	B Number of Heating Oil Securities Outstanding	C Net Asset Value of Each Security	D Product of B Multiplied by C

A Date	B Number of 12 Month Crude Oil Securities Outstanding	C Net Asset Value of Each Security	D Product of B Multiplied by C

A Date	B Number of 12 Month Natural Gas Securities Outstanding	C Net Asset Value of Each Security	D Product of B Multiplied by C